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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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MainSource Financial Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MainSource Financial Group, Inc.
201 N. Broadway
Greensburg, Indiana 47240

April 29, 2005

Dear Fellow Shareholders:

        We would like to invite you to attend the 2005 Annual Meeting of Shareholders of MainSource Financial Group, Inc. to be held on Wednesday, May 25, 2005 at 10:00 a.m., local time, at our Operations Center located at 1927 Greensburg Crossing, Greensburg, Indiana. We have enclosed a copy of our 2004 Annual Report to Shareholders for your review.

        We hope you can attend the meeting. If you are unable to join us, however, we urge you to exercise your right as a shareholder and vote. The vote of every shareholder is important. Please mark, sign, date, and return the enclosed proxy card in the envelope provided. Your cooperation is appreciated.

        This Proxy Statement is first being mailed to shareholders on or about April 29, 2005.

Sincerely,
Robert E. Hoptry Chairman of the Board	James L. Saner, Sr. President and Chief Executive Officer

MainSource Financial Group, Inc.
201 N. Broadway
Greensburg, Indiana 47240

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held May 25, 2005

To our Shareholders:

        The 2005 Annual Meeting of Shareholders of MainSource Financial Group, Inc. will be held at its Operations Center located at 1927 Greensburg Crossing, Greensburg, Indiana, on Wednesday, May 25, 2005, beginning at 10:00 a.m. local time. At the meeting, shareholders will act on the following matters:

  1.
  Election of eight directors, each for a term of one year; and

  2.
  Any other matters that properly come before the meeting.

        Shareholders of record at the close of business on April 1, 2005 are entitled to vote at the meeting or any postponements or adjournments of the meeting.

By Order of the Board of Directors,
Donald A. Benziger Secretary
April 29, 2005 Greensburg, Indiana

MAINSOURCE FINANCIAL GROUP, INC.
201 N. Broadway
Greensburg, Indiana 47240

PROXY STATEMENT

        This proxy statement contains information related to the Annual Meeting of Shareholders of MainSource Financial Group, Inc. (the "Company" or "we") to be held on Wednesday, May 25, 2005, beginning at 10:00 a.m., local time, at the Company's Operations Center, 1927 Greensburg Crossing, Greensburg, Indiana, and at any postponements or adjournments thereof.

QUESTIONS AND ANSWERS ABOUT THE MEETING

What is the purpose of the annual meeting?

        At the annual meeting, shareholders will act upon the matters outlined in the notice of meeting appearing opposite this page, including the election of directors. In addition, the Company's management will report on the performance of the Company during fiscal 2004 and respond to questions from shareholders.

Who is entitled to vote at the meeting?

        Only shareholders of record at the close of business on the record date, April 1, 2005, are entitled to receive notice of the annual meeting and to vote the common shares that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each shareholder is entitled to one vote for each share of common stock held on the record date.

Who can attend the meeting?

        All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Admission to the meeting will be on a first-come, first-admitted basis. Registration will begin at 9:30 a.m.

What constitutes a quorum?

        The presence at the meeting, in person or by proxy, of the holders of a majority of the common shares outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 11,471,128 common shares of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

        If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I vote by telephone or electronically?

        If you are a registered shareholder (that is, if you hold your shares in certificate form), you may only vote in person or by written proxy.

        If your shares are held in "street name," please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically through the Internet.

Can I change my vote after I return my proxy card?

        Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

How do I vote my retirement plan and 401(k) shares?

        If you participate in the Company's 401(k) and Employee Stock Ownership Plan, you may vote shares credited to your account as of the record date. You may vote by instructing Community Bank, N.A., the trustee of the Plan, pursuant to the instruction card being provided with this proxy statement to plan participants. The trustee will vote your shares in accordance with your duly executed instructions received by May 23, 2005. If you do not send instructions, the share equivalents credited to your account in the Plan will be voted by the trustee in the same proportion that it votes share equivalents in that Plan for which it did receive timely instructions. You may also revoke previously given voting instructions by May 23, 2005 by filing with the trustee either a written notice of revocation or a properly completed and signed voting instruction card bearing a later date.

What are the Board's recommendations?

        Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

  •
  for election of the nominated slate of directors (see page 5).

        With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

        Election of Directors.    The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

        If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. However, shares represented by such "broker non-votes" will be counted in determining whether there is a quorum.

When are shareholder proposals and nominations for the 2006 annual meeting due?

        To be considered for inclusion in next year's proxy statement, shareholder proposals must be submitted in writing by December 30, 2005, to the Company's Secretary, 201 North Broadway, Greensburg, Indiana 47240. In addition, the Company's By-laws provide that any shareholder wishing to nominate a candidate for director or propose other business at the Annual Meeting must give the

Company written notice not less than 60 days nor more than 90 days before the meeting, and the notice must provide certain other information as described in the By-laws. Copies of the By-laws are available to shareholders free of charge upon request to the Company's Secretary. The persons named in the proxies retain the discretion to vote proxies on matters of which the Company is not properly notified at its principal executive offices on or before 60 days before the meeting, and also retain such authority under certain other circumstances. For additional information regarding the shareholder nomination process, please see "Communications with Independent Directors" on page 7.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS
AND CERTAIN SHAREHOLDERS

        The following table shows, as of April 1, 2005, the number and percentage of shares of common stock held by each person known to the Company who owned beneficially more than five percent of the issued and outstanding common stock of the Company:

Name and address of beneficial owner	Amount and nature of beneficial ownership		Percent of class
Robert S. Dunevant 25993 Far Hills Lane West Harrison, IN 47060	853,543	(1)	7.4%

(1)
Includes 287,160 shares held in a family partnership over which Mr. Dunevant shares voting and investment power and 249,421 shares held by his wife. Mr. Dunevant disclaims beneficial ownership over the shares held by his wife.

        The following table shows the number of our common shares beneficially owned (unless otherwise indicated) by the Company's nominees for election as directors, Dale J. Deffner (who is currently a director but is not standing for re-election), the executive officers named in the Summary Compensation Table, and the directors and executive officers of the Company as a group. Except as otherwise indicated, all information is as of April 1, 2005.

Name (Age)	Aggregate Number of Shares Beneficially Owned		Percent of Shares Outstanding(1)
James M. Anderson(33)	1,938	(2)	*
William G. Barron(55)	506,274	(3)	4.4%
Donald A. Benziger(51)	6,530	(4)	*
Brian J. Crall(45)	—		—
Dale J. Deffner(72)	220,058	(5)	1.9%
Philip A. Frantz(60)	43,228	(6)	*
Rick S. Hartman(49)	91,362	(7)	*
D.J. Hines(53)	3,952	(8)	*
Robert E. Hoptry(66)	183,758	(9)	1.6%
Douglas I. Kunkel(40)	2,298	(10)	*
John C. Parker(52)	20,810	(11)	*
James L. Saner, Sr.(53)	98,064	(12)	*
All current directors, director nominees, and executive officers as a group (12 persons)	1,178,272		10.4%

*
Represents less than 1% of the Company's outstanding common shares.

(1)
Based on the number of shares outstanding at April 1, 2005.

(2)
Includes 210 shares owned of record by Mr. Anderson as custodian for his daughter, 308 shares owned of record by Mr. Anderson as custodian for his son, 687 shares held on his behalf under the Company's 401(k) Plan, and 732 shares to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) of the Exchange Act of 1934 (the "Exchange Act").

(3)
Includes 28,071 shares held in IRAs on Mr. Barron's behalf, 31,486 shares held in IRAs on behalf of Mr. Barron's wife, 47,527 shares held in 7 irrevocable trusts of which Mr. Barron is the co-trustee, 204,067 shares held in 2 trusts of which Mr. Barron's wife is the trustee, 122,828 shares owned by a limited partnership of which Mr. Barron is the controlling partner, 10,421 shares owned by a corporation of which Mr. Barron is President and Chief Executive Officer, 5,769 shares owned of record by Mr. Barron's 4 children, 25,652 shares owned of record by Mr. Barron as custodian for his 4 children, and 4,228 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) of the Exchange Act.

(4)
Includes 112 shares owned of record by Mr. Benziger's wife, 157 shares owned of record by Mr. Benziger's daughter, 4,237 shares held on his behalf under the Company's 401(k) Plan, and 1,960 shares to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) of the Exchange Act.

(5)
Includes 13,484 shares held in an IRA on Mr. Deffner's behalf, 114,364 shares owned of record by Mr. Deffner's wife, and 2,575 shares to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) of the Exchange Act.

(6)
Includes 1,635 shares owned of record by Mr. Frantz's wife, 15,037 shares owned of record by Mr. Frantz jointly with his wife, and 4,228 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) of the Exchange Act.

(7)
Includes 12,518 shares held in IRAs on Mr. Hartman's behalf, 9,024 shares owned of record by Mr. Hartman's wife, 2,897 shares held in IRAs on behalf of Mr. Hartman's wife, 10,140 shares owned of record by Mr. Hartman's wife as custodian for Mr. Hartman's 2 children, and 4,228 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) of the Exchange Act.

(8)
Includes 483 shares owned of record by Mr. Hines jointly with his wife, 332 shares owned of record by Mr. Hines' wife jointly with their daughter, 63 shares owned of record by Mr. Hines' wife jointly with their son, and 268 shares owned of record by Mr. Hines' wife as custodian for their son.

(9)
Includes 50,011 shares held in an IRA on behalf of Mr. Hoptry, 2,468 shares held in an IRA on behalf of Mr. Hoptry's wife, 3,775 shares held in irrevocable trusts of which Mr. Hoptry is trustee for the benefit of his 5 grandchildren, and 4,228 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) of the Exchange Act.

(10)
Includes 1,298 shares owned of record by Mr. Kunkel jointly with his wife, and 1,000 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) of the Exchange Act.

(11)
Includes 2,481 shares held in an IRA on Mr. Parker's behalf, 3,150 shares owned of record by Mr. Parker jointly with his wife, 13,005 shares held on his behalf under the Company's 401(k) Plan, and 1,307 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) of the Exchange Act.

(12)
Includes 7,759 shares held in an IRA on Mr. Saner's behalf, 2,691 shares held in an IRA on behalf of Mr. Saner's wife, 8,461 shares owned of record by Mr. Saner jointly with his wife, 1,073 shares owned of record by Mr. Saner jointly with his 3 children, 5,238 shares held on his behalf under the Company's 401(k) Plan, and 6,536 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) of the Exchange Act.

ITEM 1—ELECTION OF DIRECTORS

        A Board of Directors consisting of eight members is to be elected at the Annual Meeting. The Board of Directors proposes that the nominees described below, all of whom are currently serving as directors except Messrs. Crall and Hines, be elected for a term of one year and until their successors are duly elected and qualified. Each of the nominees has consented to serve a one-year term. If any of them become unavailable to serve as a director, the Nominating/Corporate Governance Committee ("Nominating Committee") may recommend a substitute nominee for election. In that case, the persons named as proxies will vote for the substitute nominee designated by the Nominating Committee.

Who are the nominees standing for election to the Board?

        The nominees standing for election are:

William G. Barron	Director since 1989

Mr. Barron is a commercial-industrial real estate specialist. He has been Chairman and President of Wm. G. Barron Enterprises, Inc., a commercial real estate broker, manager and developer, since June 1994.
Brian J. Crall	Director Nominee

Mr. Crall is Deputy Secretary of the Executive Cabinet, Office of the Governor of the Commonwealth of Kentucky. Mr. Crall has held this position since April 2004. Mr. Crall also served as CEO of the Owensboro Family YMCA from November 1986 until June 2000, CEO of Progress Printing Company from July 2000 until April 2004, and was the 13th District State Representative in the state of Kentucky from January 1995 until April 2004.
Philip A. Frantz	Director since 1987

Mr. Frantz is a partner in Coldren & Frantz, a law firm located in Portland, Indiana. He has been a partner since the inception of the firm in 1971. Mr. Frantz is also President of Jay-Portland Abstract Company, Inc. and has held that position since 1978.
Rick S. Hartman	Director since 2000

Mr. Hartman is President and Chief Executive Officer of The HRH Group, Ltd., a motel ownership and real estate management company. He is also managing partner of Hartman Properties and Hartman & Hartman, Ltd, and owner of Hartman and Associates, CPA's.
D.J. Hines	Director Nominee

Mr. Hines is Chief Executive Officer of Schuler Bauer Real Estate Services Inc., a real estate brokerage company, and has held this position since 1987. He is also President of Bugaboo Developers, Inc. and a member of Whispering Pines Developers, LLC, a residential land development company.
Robert E. Hoptry	Director since 1983

Mr. Hoptry serves as Chairman of the Board. He has served in this capacity since the Company's inception in 1983. Prior to 1999, Mr. Hoptry also served as the Company's President and Chief Executive Officer.

Douglas I. Kunkel	Director since 2004

Mr. Kunkel is the Vice President and Chief Financial Officer of Batesville Casket Company, a subsidiary of Hillenbrand Industries, Inc. He has held this position since 2002. Mr. Kunkel was Vice President and Controller of Hill-Rom Company, Inc. from 1999 until 2002 and was also the Director of International/Financial Planning of Hill-Rom Company, Inc. from 1993 until 1999.
James L. Saner, Sr.	Director since 1998

Mr. Saner serves as President and Chief Executive Officer of the Company. He has held this position since 1999. Mr. Saner also served as President and Chief Operating Officer of the Company in 1998. Prior to 1998, Mr. Saner was President and Chief Executive Officer of P.T.C. Bancorp.

Which Nominees For Election to the Board Are Independent?

        The Board of Directors has determined that nominees William G. Barron, Brian J. Crall, Philip A. Frantz, Rick S. Hartman, D.J. Hines, and Douglas I. Kunkel are independent, as independence is defined under revised listing standards of Nasdaq applicable to the Company. Mr. Saner is not deemed independent under the listing standards because he is President and Chief Executive Officer of the Company. Mr. Hoptry is not deemed independent under the listing standards because his son is an executive officer of a bank subsidiary of the Company.

How are directors compensated?

        Board members are compensated based upon their attendance at meetings of the Board and Board committees, and further based upon whether the committee meetings occur on the same day as the Board meetings or different days. Additionally, each non-employee director receives an annual retainer for Board participation in the amount of $12,000, except the Chairman of the Board, who receives an annual retainer of $24,000. Non-employee directors are also eligible to participate in the Company's 2003 Stock Option Plan.

        The following is a list of the fees paid to directors for Board and committee attendance:

	Board Meetings	Committee Meetings
Chairman of the Board	$1,125 per meeting
Non-employee directors	$750 per meeting	$300 per meeting if held on a day when the Board also meets $600 per meeting if held on a day when the Board does not meet $600 per meeting for attendance at Audit Committee meetings
Chairman of the Audit Committee		$1,200 per meeting
Chairman of the Corporate Loan Committee		$450 per meeting if held on a day when the Board also meets $750 per meeting if held on a day when the Board does not meet
Chairman of other Board Committees		$450 per meeting if held on a day when the Board also meets $900 per meeting if held on a day when the Board does not meet

How often did the Board meet during fiscal 2004?

        The Board of Directors met 12 times during fiscal 2004. Each director attended more than 75% of the total of meetings of the Board and Committees on which he served.

What committees has the Board established?

        The standing committees of the Board of Directors of the Company at the commencement of 2004 were the Audit, Compensation, Nominating/Corporate Governance, Corporate Loan and Executive Committees. The Board of Directors amended the charter for its Audit Committee effective February 22, 2005 and its charter for the Nominating/Corporate Governance Committee was amended effective January 18, 2005.

        The charter for the Audit Committee is attached as Appendix A to this proxy statement. The charters for the Audit Committee and the Nominating/Corporate Governance Committee are available on our website at www.mainsourcefinancial.com. We intend for the Compensation Committee to adopt a charter in the near future, and when adopted, the charter for the Compensation Committee will be included on our website.

How Can Shareholders Communicate with Independent Directors?

        Shareholders or other interested parties may contact the Company's Nominating/Corporate Governance Committee through correspondence addressed to MainSource Financial Group, Inc., Attn: Nominating/Corporate Governance Committee, P.O. Box 611, Greensburg, Indiana 47240. Only the Company's internal auditors have access to this post office box and will promptly forward communications received to the members of the Nominating/Corporate Governance Committee.

        An employee, officer, shareholder or other interested party who has an interest in communicating with the Independent Directors regarding financial matters may do so by directing communication to the Chairman of the Audit Committee. Messages for the Chairman of the Audit Committee or any other director, or the Board of Directors as a whole, may be mailed, faxed or e-mailed to the Company at Secretary, MainSource Financial Group, Inc., 201 North Broadway, P.O. Box 87, Greensburg, Indiana 47240, (812) 663-4812 (facsimile) or investor-relations@mainsourcefinancial.com (e-mail).

CURRENT BOARD COMMITTEE MEMBERSHIP

Name	Executive Committee	Compensation Committee	Audit Committee	Corporate Loan Committee	Nominating/ Corporate Governance Committee
William G. Barron	M	C	M	M	M
Dale J. Deffner			M
Philip A. Frantz		M			C
Rick S. Hartman	M	M	C	M	M
Robert E. Hoptry	C			C
Douglas I. Kunkel			M
James L. Saner, Sr	M			M

  M: Member
  C: Chairman

BOARD COMMITTEE MEMBERSHIP AFTER MEETING

Name	Executive Committee	Compensation Committee	Audit Committee	Corporate Loan Committee	Nominating/ Corporate Governance Committee
William G. Barron	M	C		M	M
Brian J. Crall			M		M
Philip A. Frantz		M		A	C
Rick S. Hartman	M		C	M	M
D.J. Hines		M	M	A
Robert E. Hoptry	C			C
Douglas I. Kunkel		M	M
James L. Saner, Sr	M			M

  M: Member
  C: Chairman
  A: Alternate

        Each of the Committees under Indiana law possesses all the powers of the Board except the power to issue shares, approve mergers or declare dividends (except at a rate or in a periodic amount or within a price range established by the Board), and certain other powers specifically reserved by Indiana law to the Board. The primary functions of the Committees are as follows:

        Audit Committee.    The Audit Committee has sole authority for selecting and replacing the Company's independent auditors and approving their compensation. The Audit Committee is charged with assisting the Board in its oversight of: the arrangements for and scope of the audit by the independent accountants; reviewing the independence of the independent accountants; considering the adequacy of the system of internal accounting controls and reviewing any proposed corrective actions; reviewing and monitoring the Company's policies relating to ethics and conflicts of interests; discussing with management and the independent accountants the Company's draft of the annual financial statements and key accounting disclosures and/or reporting matters; and reviewing the activities and recommendations of the Company's internal audit department. The Audit Committee also is charged with establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        In 2004, the Audit Committee met seven times, five times on a day when the Board also met, and twice on a day when the Board did not meet. The present members of the Audit Committee are independent for purposes of the Audit Committee, as independence is defined in Nasdaq listing standards applicable to the Company. After the meeting, all of the members of the Audit Committee will be independent, as independence is defined in Nasdaq listing standards applicable to the Company. The Board has determined that director Douglas I. Kunkel is considered an audit committee financial expert (as that term is defined under Item 401(h) of the SEC's regulation S-K).

        Nominating/Corporate Governance Committee.    The Nominating/Corporate Governance Committee has responsibility for (i) developing criteria for selecting directors; (ii) identifying individuals qualified to become members of the Board of Directors and recommending director nominees for the next annual meeting of shareholders; (iii) overseeing the evaluation of the corporate and subsidiary Board of Directors; and (iv) developing and recommending to the Board corporate governance guidelines applicable to the Company. The Nominating/Corporate Governance Committee will consider written recommendations from shareholders of the Company regarding potential nominees for election as directors. To be considered for inclusion in the slate of nominees proposed by the Nominating Committee at the next annual meeting of shareholders of the Company, such recommendations must be received in writing by the Secretary of the Company not less than 60 or more than 90 days prior to the date of the meeting. In addition, the Nominating/Corporate Governance Committee maintains, with the approval of the Board, no formal criteria for selecting directors and may take into consideration such factors and criteria as it deems appropriate. The Nominating/Corporate Governance Committee also considers other matters, such as the size and composition of the Board. The Nominating/Corporate Governance Committee presently has a policy of not nominating any individual who serves on the board of directors of any bank or bank holding company (other than the Company and its subsidiaries).

        In reviewing qualifications for prospective nominees to the Board, the Nominating/Corporate Governance Committee may take into consideration, among other matters, the prospective nominee's judgment, skill, educational background or equivalent lifetime experience, integrity, reputation, possession of the ability to oversee the Company's business and affairs, the time available to serve, community involvement, civic-mindedness, and business and other experience. Nominees for the Board generally are expected to be identified by non-management members of the Board. The Nominating/ Corporate Governance Committee does not intend to evaluate nominees proposed by shareholders any differently than other nominees to the Board. Brian J. Crall and D.J. Hines are the only nominees approved by the Nominating/Corporate Governance Committee for inclusion on the Company's proxy card for the annual meeting, other than directors standing for re-election. Mr. Crall was identified and introduced to the Nominating Committee by Director William G. Barron. Mr. Hines has served as a member of the board of directors of a Company bank subsidiary since 1996. He was identified by the Nominating/Corporate Governance Committee as a possible nominee for the Board. Messrs. Crall and Hines were nominated by the Nominating/Corporate Governance Committee after interviewing and evaluating their background and business experience.

        In 2004, the Nominating/Corporate Governance Committee held three meetings, twice on a day when the Board also met, and once on a day when the Board did not meet. The present members of the Nominating/Corporate Governance Committee are independent, as independence is defined in Nasdaq listing standards applicable to the Company. After the meeting, all of the members of the Nominating/Corporate Governance Committee will be independent, as independence is defined in Nasdaq listing standards applicable to the Company.

        Compensation Committee.    The Compensation Committee is charged with reviewing the Company's general compensation strategy; establishing salaries and reviewing benefit programs for the Chief Executive Officer and those persons who report directly to him; reviewing, approving, recommending and administering the Company's incentive compensation plans and certain other compensation plans; and approving certain employment contracts.

        In 2004, the Compensation Committee held six meetings, four times on a day when the Board also met and twice on a day when the Board did not meet. The present members of the Compensation Committee are independent, as independence is defined in Nasdaq listing standards applicable to the Company. After the meeting, all of the members of the Compensation Committee will be independent, as independence is defined in Nasdaq listing standards applicable to the Company.

        Executive Committee.    The Executive Committee exists for the purpose of reviewing and implementing business policies and making business decisions that need to be made but do not require or merit discussion and review by the full Board. In 2004, the Executive Committee held one meeting.

        Corporate Loan Committee.    The Corporate Loan Committee exists for the purpose of providing loan approval and credit oversight of any loan exceeding $3 million and any loans to any borrower or affiliated borrower group whose total indebtedness to the Company exceeds $3 million. In 2004, the Corporate Loan Committee met 15 times, six times on a day when the Board also met and nine times on a day when the Board did not meet.

Section 16 Beneficial Ownership Reporting Compliance

        Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, the Company believes that all of the Company's directors and executive officers complied during fiscal 2004 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, except that each executive officer and each of the Company's directors failed to timely report on Form 4 the acquisition of options granted through the Company's 2003 stock option plan. Each of these transactions were subsequently reported by such persons on Form 4s.

Certain Relationships and Related Transactions

        Our bank subsidiaries make loans in the ordinary course of business to our directors and executive officers, and to family members and other entities with which a director, executive officer or a family member may be affiliated. These loans are subject to various federal and state banking laws and are made on substantially the same terms, including interest rates and collateral, as those provided for comparable transactions with other persons. We believe these loans do not involve more than a normal risk of collectability or present other unfavorable features. Our bank subsidiaries also provide directors and executive officers and their family members and other entities with other banking, trust, insurance and other financial services in the ordinary course of business.

Code of Ethics

        The Company adopted a "Code of Ethical Conduct" to document the principles of conduct and ethics which are followed by the Company's executive officers as well as each corporate department manager, all loan review officers and each director of the Company, each person in an executive or senior management position for each subsidiary or division of the Company, all other persons occupying similar policy-making positions, and directors of any of the Company's affiliates or subsidiaries.

        The Company has also adopted a "Code of Conduct" to document the principles of conduct and ethics which are followed by the employees of the Company. The Company's Code of Ethical Conduct is available on its internet website at www.mainsourcefinancial.com.

Directors' Attendance at Annual Meetings

        Although the Company does not have a policy with regard to Board members' attendance at the Annual Meeting of Shareholders, all of the directors are encouraged to attend such meetings. All seven of our directors attended our 2004 Annual Meeting.

REPORT OF AUDIT COMMITTEE

        The Audit Committee of MainSource Financial Group, Inc. is composed of four directors and operates under a written charter.

        Management is responsible for our internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has met and held discussions with management and the auditors. Management represented to the Audit Committee that the Company's consolidated financial statements as of and for the year ended December 31, 2004 were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed these consolidated financial statements with management. The Audit Committee discussed with the auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board No. I (Independence Discussions with Audit Committees), and the Audit Committee discussed with the auditors that firm's independence. The Audit Committee also considered whether the auditors' provision of non-audit services to the Company is compatible with maintaining that firm's independence.

        Based upon the discussions and reviews referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2004.

Members of the Audit Committee
/s/ Rick S. Hartman (Chairman)
/s/ William G. Barron
/s/ Dale J. Deffner
/s/ Douglas I. Kunkel

Disclosure of Independent Registered Public Accounting Firm Fees

        The following table presents fees for professional services rendered by Crowe Chizek and Company LLC for the audit of the Company's annual financial statements for 2003 and 2004, and the integrated audit over internal controls as required under Section 404 of the Sarbanes-Oxley Act applicable in 2004 and the review of the interim consolidated financial statements included in quarterly reports during the years 2003 and 2004. Fees billed for audit-related services, tax services and all other services rendered by Crowe Chizek for 2003 and 2004 are also presented below. Representatives from Crowe Chizek and Company LLC are not expected to be present at the meeting.

	2003	2004
Audit Fees	$118,000	$312,300
Audit-Related Fees(1)	18,085	36,240
Tax Fees(2)	119,270	100,900
All Other Fees(3)	42,657	35,350

Total	$298,012	$484,790

(1)
Includes fees, including reimbursement of expenses, paid for the audit of the Company's benefit plans, required collateral verification procedures and consulting on various accounting, SEC filings and auditing matters.

(2)
Includes fees, including reimbursement of expenses, paid for income tax return preparation, informational return preparation for the Company's benefit plans, assistance with quarterly tax estimates and consulting on various tax matters.

(3)
Includes fees paid for all other services including permitted internal audit outsourcing related to our information systems and services related to intrusion detection in 2003. In 2004, consulting services related to compliance with Sarbanes-Oxley Section 404.

Pre-Approval by Audit Committee of Independent Accountant Services.

        The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed by its independent auditors, except as described below.

        The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and will review such guidelines with the Board of Directors. Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Audit Committee Chair whose action shall be considered to be that of the entire Committee. Pre-approval shall not be required for the provision of non-audit services if (1) the aggregate amount of all such non-audit services constitute no more than 5% of the total amount of revenues paid by the Company to the auditors during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Company at the time of engagement to be non-audit services, and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. No services were provided by Crowe Chizek and Company LLC pursuant to these exceptions in the 2004 fiscal year.

EXECUTIVE OFFICERS

        The following table sets forth the names and ages of all executive officers of the Company and their positions. Except as set forth below, each executive officer has held the specified position for the last five years.

Name	Age	Position
James L. Saner, Sr	53	President, Chief Executive Officer (1)
Donald A. Benziger	51	Senior Vice President, Chief Financial Officer (2)
John C. Parker	52	Senior Vice President, Director of Operations (3)
James M. Anderson	33	Controller and Principal Accounting Officer (4)

(1)
Mr. Saner has served as President and Chief Executive Officer of the Company since May 18, 1999.

(2)
Mr. Benziger has served as Senior Vice President, Chief Financial Officer and Corporate Secretary of the Company since April 29, 1999.

(3)
Mr. Parker has served as Senior Vice President, Director of Operations of the Company since December 4, 2000, and prior to that he served as Senior Vice President, Director of Operations at People's Trust Company.

(4)
Mr. Anderson has served as Controller and Principal Accounting Officer of the Company since March 1, 2002 and prior to that he served as the Company's Controller.

EXECUTIVE COMPENSATION

        The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graph by reference therein.

Report of the Compensation Committee

        The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for fiscal 2004.

  What is the Company's philosophy for executive officer compensation?

        The Company's compensation program for executives consists of three key elements:

    •
    a base salary;
    •
    a performance-based annual bonus; and
    •
    a long-term incentive in the form of stock options.

        The Compensation Committee believes that this three-part approach serves the interests of the Company and its shareholders. It is intended to enable the Company to meet the requirements of the highly competitive environment in which the Company operates. Under this approach, compensation for these officers involves a part of their pay that is "at risk"—namely, the annual bonus and award of stock options. The variable annual bonus permits individual performance to be recognized on an annual basis, and is based, in significant part, on the earnings per share growth attained each year.

        Base Salary.    Base salaries for the Company's executive officers other than its chief executive officer, as well as changes in such salaries, are based upon recommendations by the chief executive officer, James L. Saner, Sr., taking into account such factors as competitive industry salaries, a subjective assessment of the nature of the position; the contribution and experience of the officer, and the length of the officer's service with the Company and its predecessors. The Compensation Committee then approves or disapproves such recommendations.

        Annual Bonus.    Bonuses were granted to executive officers under the Company's annual bonus performance plan as indicated in the following Summary Compensation Table. Under the plan, the Compensation Committee, with input from Mr. Saner, establishes specific annual "performance targets" for each covered executive officer for a performance period of one year. The bonuses granted reflect the executive officer's level of achievement of performance targets established by the Compensation Committee.

        Stock Options.    Options were granted in 2004 to executive officers under the Company's annual performance plan as indicated in the following Summary Compensation Table. The options granted reflect the executive officer's level of achievement of performance targets established by the Compensation Committee for the 2003 year.

  How is the Company's Chief Executive Officer compensated?

        James L. Saner, Sr., serves as the Company's President and Chief Executive Officer. Mr. Saner's annual base salary was established by the Compensation Committee for 2004 at $300,000, effective March 1, 2004, without any recommendation from Mr. Saner. In reviewing Mr. Saner's compensation, the Committee considered the annual financial results of the Company, competitive industry salaries, the contribution and experience of Mr. Saner and a subjective assessment of the nature of the position.

        The Committee has established Mr. Saner's annual cash incentive opportunity at a range of 0% to 42% of annual salary based upon weighted criteria including the Company's increase in operating earnings per share (80%) and Mr. Saner's individual performance objectives (20%) as established by the Board of Directors. Mr. Saner was granted options for 15,750 shares of common stock. That grant was made in accordance with the guidelines of the Compensation Committee and the Company's increase in earnings per share achieved in 2003.

Members of the Compensation Committee
/s/ William G. Barron (Chairman)
/s/ Philip A. Frantz
/s/ Rick S. Hartman

Compensation Committee Interlocks and Insider Participation

        As noted above, the Compensation Committee members are William G. Barron, Philip A. Frantz and Rick S. Hartman, all of whom are independent directors under Nasdaq listing standards. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or its subsidiaries. No executive officer of the Company or its subsidiaries serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors, nor has such an interlocking relationship existed in the past.

Change in Control Severance Agreements

        We have change in control severance agreements (the "Agreements") in place with our Chief Executive Officer, each of the other named executive officers and certain other officers of the Company or our subsidiaries. References to executives in this description of Change in Control Severance Agreements are only to Mr. Saner, Mr. Benziger, Mr. Parker, and Mr. Anderson. The purpose of the Agreements is to secure the continued service and dedication of the executives in the event of an actual or threatened Change in Control (as defined in the Agreements). Each Agreement becomes operative only upon both a Change in Control and the subsequent termination of employment of the executive under circumstances covered by the Agreement. Payments under the Agreements are in full settlement of all other severance payments that may otherwise be payable to the executive under any other severance plan or agreement of the Company. The following discussion summarizes the key provisions of the Agreements covering the Chief Executive Officer and each other named executive officer.

        If the employment of any of the named executive officers is terminated during the two-year period (18-month period in the case of Mr. Parker and Mr. Anderson) following a Change in Control of the Company, either by the Company other than for Cause (as defined in the Agreements) or by the executive for Good Reason (as defined in the Agreements, including the termination of employment by executive for any reason during the 30-day period commencing six months (twelve months in the case of Mr. Parker and Mr. Anderson) after the date of such Change in Control), the executive will be entitled to receive: (a) a lump sum cash amount equal to such executive's unpaid salary and bonus amounts that have become payable, plus a pro-rata portion of such executive's annual bonus for the fiscal year of termination of employment; (b) severance pay in a lump sum cash amount equal to two times (2.99 times in the case of Mr. Saner, 1.5 times in the case of Mr. Parker and 1 time in the case of Mr. Anderson) the sum of (i) the executive's highest annual rate of base salary during the 12-month period immediately prior to his termination of employment and (ii) the executive's annual incentive bonus earned for the last completed fiscal year of the Company; and (c) continuation of medical, dental, accident, disability and life insurance benefits for the executive and his dependents for a period of two years (18 months in the case of Mr. Parker and one year in the case of Mr. Anderson) following the executive's date of termination of employment. If the executive's date of termination is within two years (18 months in the case of Mr. Parker, and one year in the case of Mr. Anderson) of the earliest date on which such termination could be considered a Retirement (as defined in the Agreements), the benefits described in (b) and (c) in the preceding sentence will be reduced accordingly. In the event that payments related to a Change in Control of the Company to any executive under the Agreements or otherwise are subject to the excise tax under Section 4999 of the Internal Revenue Code, the Company will generally provide the executive with an additional amount sufficient to enable executive to retain the full amount of his Change in Control benefits as if the excise tax had not applied, unless a reduction in such Change in Control related payments by less than 5% would result in the excise tax not being imposed on such executive, in which case payments under the Agreement shall be reduced (but not below zero) to the amount that could be paid to such executive without giving rise to such excise tax.

SUMMARY COMPENSATION TABLE

        The following table sets forth information concerning total compensation earned or paid to our Chief Executive Officer and our three most highly compensated executive officers who served in such capacities as of December 31, 2004, each of which had total annual salary and bonus exceeding $100,000 in 2004 or in either of the preceeding two years (the "named executive officers"), for services rendered to us during each of the last three fiscal years or such shorter period during which they have been employed by us.

Long Term Compensation Awards
Annual Compensation(1)
All Other Compensation (2)
Name and Principal Positions	Fiscal Year	Salary		Bonus		Securities Underlying Options/SARs(#)
James L. Saner, Sr. President and Chief Executive Officer	2004 2003 2002	$ $ $	293,630 247,885 239,581	$ $ $	46,656 48,400 84,205	15,750 16,537 —	$ $ $	36,398 39,635 34,380
Donald A. Benziger Senior Vice President and Chief Financial Officer	2004 2003 2002	$ $ $	155,288 147,925 137,870	$ $ $	18,240 22,992 41,343	4,725 4,961 —	$ $ $	30,750 30,287 22,625
John C. Parker Senior Vice President—Director of Operations	2004 2003 2002	$ $ $	109,905 101,957 93,882	$ $ $	12,487 15,919 28,825	3,150 3,307 —	$ $ $	16,435 15,738 16,227
James M. Anderson Controller and Principal Accounting Officer	2004 2003 2002	$ $ $	91,995 85,819 81,755	$ $ $	7,256 10,118 19,428	2,362 1,653 —	$ $ $	12,762 12,702 11,204

(1)
Amounts shown include compensation earned by the named executive officers during the fiscal year, including bonuses generally paid in the year following the year in which they are earned.

(2)
The amounts shown in this column include contributions to the Company's 401(k) and Employee Stock Ownership Plan, which for 2004 were as follows: Mr. Saner—$9,266; Mr. Benziger—$4,577; Mr. Parker—$6,954; and Mr. Anderson—$5,155. The amounts shown in this column include contributions to the Company's Retirement Plan, which for 2004 were as follows: Mr. Saner—$19,999; Mr. Benziger—$14,516; Mr. Parker—$8,416; and Mr. Anderson—$6,231.

Stock Options

        The following table sets forth information concerning 2004 grants of stock options to the named executives of the Corporation during the fiscal year ended December 31, 2004.

Option/SAR Grants in Last Fiscal Year

	Option Term Individual Grants				Potential Realizable Value at Assumed Rates of Stock Price Appreciation for Option Term(1)
(a) Name	(b) Number of Securities Underlying Options Granted (2)	(c) % of Total Options Granted to Employees in Fiscal Year	(d) Exercise Price Per Share (3)	(e) Expiration Date	(f) 5% $36.26	(g) 10% $57.74
James L. Saner, Sr.	15,750	30.30%	$22.26	02/22/14	$220,500	$558,810
Donald A. Benziger	4,725	9.09%	$22.26	02/22/14	$66,150	$167,643
John C. Parker	3,150	6.06%	$22.26	02/22/14	$44,100	$111,762
James M. Anderson	2,362	4.55%	$22.26	02/22/14	$33,068	$83,804

(1)
The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, in the market value of the Common Stock.

(2)
Grant Options—Options were granted as 2004 compensation under the Company's 2003 Stock Option Plan and vest over four years in the following increments: 10% on December 31 of the year of grant, an additional 20% on the following December 31, an additional 30% on the next December 31, and an additional 40% on the fourth December 31 after the date of grant. The option exercise price is adjustable for stock splits, stock dividends and similar occurrences affecting all outstanding shares.

(3)
All options are granted at 100% of fair market value on the date of grant.

Aggregated Options/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

			Number of Securities Underlying Unexercised Options at 12/31/04		Value of Unexercised In-the-Money Options at 12/31/04
	Shares Acquired on Exercise(#)	Value Realized($)
			Exercisable(#)	Unexercisable(#)	Exercisable($)	Unexercisable($)
James L. Saner, Sr.	0	0	6,536	25,752	$51,417	$136,997
Donald A. Benziger	0	0	1,960	7,725	$15,423	$41,097
John C. Parker	0	0	1,307	5,151	$10,282	$27,405
James M. Anderson	0	0	732	3,284	$5,268	$14,850

Equity Compensation Plan Information

        The following table summarizes certain information regarding the Company's equity compensation plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	116,825	$18.36	460,334
Equity compensation plans not approved by security holders	—	—	—
Total	116,825	$18.36	460,334

Performance Graph

        The following performance graph compares the performance of our common shares to the NASDAQ Market Index (U.S.) and the NASDAQ Financial Stocks Index for the 60 months ended December 31, 2004. The graph assumes an investment of $100 in each of the Company's common shares, the NASDAQ Market Index (U.S.) and the NASDAQ Financial Stocks Index on December 31, 1999.

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
MainSource Financial Group	100.00	86.13	107.00	152.37	203.32	248.78
NASDAQ Market Index (U.S.)	100.00	60.71	47.93	32.82	49.23	53.46
NASDAQ Financial Stocks Index	100.00	72.09	70.58	57.34	97.88	117.09

OTHER MATTERS

        As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION

Householding of Proxy Materials

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies. This year, a number of brokers with account holders who are shareholders of the Company will be "householding" our proxy materials. A single proxy statement may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once "householding" communications to your address begin, "householding" will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in "householding." If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report in the future you may (1) notify your broker, (2) direct your written request to: Secretary, MainSource Financial Group, Inc., 201 N. Broadway, Greensburg, Indiana 47240 or (3) contact the Secretary of the Company, Donald Benziger, at (812) 663-0157. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker or if you are a record holder of Company shares, contact the Secretary of the Company. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Advance Notice Procedures for Annual Meeting Business

        Under our bylaws, no business may be brought before an annual meeting unless in one of the following ways: (i) it is specified in the notice of the meeting (which includes shareholder proposals that the Company is required to include in its proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934); (ii) such business is otherwise brought before the meeting by or at the direction of the Board of Directors; or (iii) such business is brought before the meeting by a shareholder who has delivered notice to the Company (containing certain information specified in our bylaws) not less than 60 nor more than 90 days prior to the meeting. These requirements are separate from and in addition to the SEC's requirements that a shareholder must meet in order to have a shareholder proposal included in the Company's proxy statement.

Shareholder Proposals for the 2006 Annual Meeting

        Shareholders interested in submitting a proposal for inclusion in the proxy materials for the Company's annual meeting of shareholders in 2006 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, the Company's Secretary must receive shareholder proposals no later than December 30, 2005.

Proxy Solicitation Costs

        The proxies being solicited through this Proxy Statement are being solicited by the Company. The cost of soliciting proxies in the enclosed form will be borne by us. Officers and regular employees of the Company may, without additional compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

By Order of the Board of Directors,
Donald A. Benziger Secretary
April 29, 2005

"APPENDIX A"

MAINSOURCE FINANCIAL GROUP, INC.
AUDIT COMMITTEE CHARTER

Purpose of Audit Committee

        While the Committee has the functions, duties and authorities set forth in this Charter, its role is one of oversight. It is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. This is the responsibility of management. The independent auditors are responsible for planning and carrying out a proper audit and review, including reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q. In fulfilling their responsibilities, it is recognized that members of the Committee are not employees of the Company and are not, and do not represent themselves to be, serving as accountants or auditors. As such, it is not the responsibility of the Committee or its members to conduct"field work" or other types of auditing or accounting procedures and each member of the Committee shall be entitled to rely, in good faith, on the integrity of those persons or organizations within and outside of the Company that it receives information, opinions, reports, or statements from and the accuracy of the financial and other information, opinions, reports, or statements provided to the Committee by such persons or organizations.

Composition and Term of Office:

  •
  The Audit Committee shall be comprised of not less than three members of the Corporate Board as may be appointed to the Committee from time to time by a majority of the Board all of whom shall be independent of management of the Company and shall satisfy the independence requirements of the Nasdaq Stock Market, Inc. ("Nasdaq") for listed companies, as interpreted by the Board in its business judgment.

  •
  The members of the Committee shall serve one-year terms and shall be appointed annually by the Board.

  •
  The Chairman of the Audit Committee shall be designated by the Board out of those members appointed to the Committee, and this member's vote shall be recorded.

  •
  The Chairman shall preside at meetings of the Audit Committee and he may request other Officers of the Company to serve as ex officio members of the Audit Committee. The Audit Committee members shall determine whether to exclude ex officio members from any portion of the meetings of the Audit Committee.

  •
  In accordance with regulations, all members of the Audit Committee shall be "financially literate" and at least one member shall have accounting or related financial management expertise and be designated as a "financial expert".

Committee Meetings—Operating Principles—Role and Scope of Authority:

        The role of the Audit Committee is to ensure to the Board and the Company's shareholders, potential shareholders and investment community that the corporate accounting and financial reporting practices of the Company are in accordance with all applicable requirements. The Audit Committee shall assist the Board, through review and recommendation, in its oversight responsibility related to the quality and integrity of the Company's consolidated financial information and reporting, the adequacy and effectiveness of the Company's system of internal accounting and financial controls, and the independent audit process. The duties of the Audit Committee shall include the following:

  •
  Meet at least four times each year and at such other times as it deems necessary to fulfill its responsibilities;

  •
  Have sole authority to select, retain, evaluate, and replace the independent auditors;

  •
  Review with the independent auditors, the Company's internal auditor (if appointed), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

  •
  Pre-approve all non-audit services, including tax work, or other allowable services to be performed by external accountants or auditors; provided, however, that such pre-approval is not required where the services are not specifically forbidden and the total amount of fees for such non-audit services do not exceed $25,000 per year with any specific service exceeding $10,000.

  •
  Periodically review the Company's policy statements to determine adherence to the Corporate Code of Ethical Conduct;

  •
  Review the appointment and replacement of the Internal Audit Director who shall have a direct reporting relationship to the Audit Committee but shall report administratively to the Company's CEO;

  •
  Review the internal audit function of the Company including the independence and authority of its reporting obligations; the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors;

  •
  Review the external audit function of the Company to ensure the independence of the independent auditors and discuss the Committee's findings with the Company's Board;

  •
  Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan;

  •
  Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders, and review any changes in accounting principles. Additionally, the Audit Committee or its designee will discuss the results of the review of the quarterly financial statements on Form 10Q with the independent auditors;

  •
  Provide sufficient opportunity for the internal auditors, independent auditors and others to meet with the members of the Audit Committee without members of management present (Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.);

  •
  Review accounting and financial human resources and succession planning within the Company;

  •
  Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, and auditing matters and the confidential, anonymous submission by employees of the Company or any of its subsidiaries or affiliates of concerns regarding questionable accounting or auditing matters;

  •
  Conduct and review with the Board of Directors annually an evaluation of the Committee's performance with respect to the requirements of this Charter;

        In carrying out its duties and responsibilities, the Audit Committee shall have direct access to independent counsel when deemed necessary and shall maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Company.

Manner of Acting:

        A majority of the members of the Committee present (in person or by telephone) at any meeting of the Committee shall constitute a quorum and approval by a majority of the quorum is necessary for Committee action. Minutes shall be recorded of each meeting held. When appropriate, action may be taken by written consent in lieu of a meeting of the Committee.

Reports:

        The Chairman of the Audit Committee (or in his absence such other Committee member as the Committee may select) shall report on behalf of the Committee to the full Board at each regularly scheduled meeting with respect to any action taken by the Committee if any meetings of the Committee have been held (or action otherwise taken) since the date of the previous Board meeting. In lieu of any such report, the minutes of meetings held or other record of action taken may be submitted to the Board of Directors for review.

Other Responsibilities:

        The Committee shall review this charter annually and shall recommend changes to the full Board as appropriate. The Committee shall take such further actions or provide such further advice as the full Board may from time to time delegate to the Committee.

MainSource Financial Group, Inc.
Greensburg Indiana
Proxy for 2005 Annual Meeting of Shareholders
(Please Complete, Sign, Date and Return Promptly)

        The undersigned shareholder of MAINSOURCE FINANCIAL GROUP, INC. ("Company"), Greensburg, Indiana, does hereby nominate, constitute and appoint PHILIP A. FRANTZ, RICK S. HARTMAN and JAMES L. SANER, SR., or any of them (with full power to act alone), my true and lawful attorney(s) and proxy(ies) with full power of substitution, for me and in my name, place and stead, to vote all of the Common Shares of the Company standing in my name on its books at the close of business on April 1, 2005 at the Annual Meeting of Shareholders to be held at the Company's Operations Center, 1927 Greensburg Crossing, Greensburg, Indiana on May 25, 2005 at 10:00 a.m. (Eastern Standard Time), and at any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows:

  1.
  Election of Directors.
  To elect as directors the following eight (8) nominees: William G. Barron, Brian J. Crall, Philip A. Frantz, Rick S. Hartman, D. J. Hines, Robert E. Hoptry, Douglas I. Kunkel and James L. Saner, Sr.

☐	FOR all nominees (except as otherwise indicated below)	☐	WITHHOLD AUTHORITY to vote for all nominees
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the line below)
  2.
  Other Business. To transact such other matters as may properly be brought before the Annual Meeting or any adjournment thereof. (The Board of Directors does not know of any such other matters.)

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED IN ITEM 1.

  Information regarding the matters to be acted upon at the meeting is contained in the Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this proxy.

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED AND IN ACCORDANCE WITH THE ACCOMPANYING PROXY STATEMENT. IF NO INSTRUCTION IS INDICATED, THEN THE ABOVE-NAMED PROXIES, OR ANY ONE OF THEM, WILL VOTE THE SHARES REPRESENTED "FOR" ALL OF THE NOMINEES LISTED IN ITEM 1, AND IN ACCORDANCE WITH THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

  IN WITNESS WHEREOF, I have hereunto set my hand this ______ day of ____________, 2005.

(Signature of Shareholder(s))

        Please sign above exactly as your name(s) appears opposite the signature lines. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

An addressed postage prepaid envelope is enclosed for your convenience in promptly returning your proxy.
The prompt return of your proxy will help the Company avoid additional costs in soliciting proxies.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE MEETING
STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN SHAREHOLDERS
ITEM 1—ELECTION OF DIRECTORS
CURRENT BOARD COMMITTEE MEMBERSHIP
BOARD COMMITTEE MEMBERSHIP AFTER MEETING
REPORT OF AUDIT COMMITTEE
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OTHER MATTERS
ADDITIONAL INFORMATION
APPENDIX A
AUDIT COMMITTEE CHARTER
MainSource Financial Group, Inc. Greensburg Indiana Proxy for 2005 Annual Meeting of Shareholders (Please Complete, Sign, Date and Return Promptly)